Exhibit 99.h(3)(b)

THIRD AMENDED AND RESTATED

MEMORANDUM OF AGREEMENT

(Securities Lending Waiver)

This Third Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit “A” between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Treasurer’s Series Trust, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a “Fund” and collectively, the “Funds”), on behalf of the portfolios listed on Exhibit “A” to this Memorandum of Agreement (the “Portfolios”), and A I M Advisors, Inc. (“AIM”).  This Memorandum of Agreement restates the Memorandum of Agreement previously in effect prior to July 1, 2007 and entered into as of the effective dates indicated on Exhibit “A” between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust, on behalf of the portfolios and AIM.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and AIM agree as follows:

1.             Each Fund, for itself and its Portfolios, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit “A” occurs, as such Exhibit “A” is amended from time to time, AIM has agreed that it will not charge any administrative fee under each Portfolio’s advisory agreement in connection with securities lending activities without prior approval from the Portfolio’s Board (such agreement is referred to as the “Waiver”).

2.             Neither a Fund nor AIM may remove or amend the Waiver to a Fund’s detriment prior to requesting and receiving the approval of the Portfolio’s Board to remove or amend the Waiver.  AIM will not have any right to reimbursement of any amount so waived.

Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and AIM are unable to reach an agreement on the amount of the Waiver to which the Fund and AIM desire to be bound, the Waiver will continue indefinitely with respect to such Fund.  Exhibit “A” will be amended to reflect the new date through which a Fund and AIM agree to be bound.

Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations.

IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit “A” to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the dates indicated on Exhibit “A”.

AIM COUNSELOR SERIES TRUST
AIM EQUITY FUNDS
AIM FUNDS GROUP
AIM GROWTH SERIES
AIM INTERNATIONAL MUTUAL FUNDS
AIM INVESTMENT FUNDS
AIM INVESTMENT SECURITIES FUNDS
AIM SECTOR FUNDS
AIM STOCK FUNDS
AIM SUMMIT FUND
AIM TAX-EXEMPT FUNDS
AIM VARIABLE INSURANCE FUNDS

By:	/s/ John M. Zerr

Title:	Senior Vice President

AIM TREASURER’S SERIES TRUST
SHORT-TERM INVESTMENTS TRUST
TAX-FREE INVESTMENTS TRUST

By:	/s/ Karen Dunn Kelley

Title:	President

A I M ADVISORS, INC.

By:	/s/ John M. Zerr

Title:	Senior Vice President

2

EXHIBIT “A”

AIM COUNSELOR SERIES TRUST

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Floating Rate Fund	April 14, 2006
AIM Multi-Sector Fund	November 25, 2003
AIM Select Real Estate Income Fund	March 9, 2007
AIM Structured Core Fund	March 31, 2006
AIM Structured Growth Fund	March 31, 2006
AIM Structured Value Fund	March 31, 2006

AIM EQUITY FUNDS

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Capital Development Fund	June 21, 2000
AIM Charter Fund	June 21, 2000
AIM Constellation Fund	June 21, 2000
AIM Diversified Dividend Fund	December 28, 2001
AIM Large Cap Basic Value Fund	June 21, 2000
AIM Large Cap Growth Fund	June 21, 2000

AIM FUNDS GROUP

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Basic Balanced Fund	September 28, 2001
AIM European Small Company Fund	August 30, 2000
AIM Global Value Fund	December 27, 2000
AIM International Small Company Fund	August 30, 2000
AIM Mid Cap Basic Value Fund	December 27, 2001
AIM Select Equity Fund	June 1, 2000
AIM Small Cap Equity Fund	August 30, 2000

AIM GROWTH SERIES

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Basic Value Fund	June 5, 2000
AIM Global Equity Fund	September 1, 2001
AIM Mid Cap Core Equity Fund	September 1, 2001
AIM Small Cap Growth Fund	September 11, 2000

*                                         Committed until the Fund or AIM requests and receives the approval of the Fund’s Board to remove or amend such fee waiver.  Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

AIM INTERNATIONAL MUTUAL FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Asia Pacific Growth Fund	June 21, 2000
AIM European Growth Fund	June 21, 2000
AIM Global Aggressive Growth Fund	June 21, 2000
AIM Global Growth Fund	June 21, 2000
AIM International Growth Fund	June 21, 2000
AIM International Core Equity Fund	November 25, 2003

AIM INVESTMENT FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM China Fund	March 31, 2006
AIM Developing Markets Fund	September 1, 2001
AIM Global Health Care Fund	September 1, 2001
AIM International Total Return Fund	March 31, 2006
AIM Japan Fund	March 31, 2006
AIM LIBOR Alpha Fund	March 31, 2006
AIM Trimark Endeavor Fund	November 4, 2003
AIM Trimark Fund	November 4, 2003
AIM Trimark Small Companies Fund	November 4, 2003

AIM INVESTMENT SECURITIES FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Global Real Estate Fund	April 29, 2005
AIM High Yield Fund	June 1, 2000
AIM Income Fund	June 1, 2000
AIM Intermediate Government Fund	June 1, 2000
AIM Limited Maturity Treasury Fund	June 1, 2000
AIM Money Market Fund	June 1, 2000
AIM Municipal Bond Fund	June 1, 2000
AIM Real Estate Fund	September 11, 2000
AIM Short Term Bond Fund	August 29, 2002
AIM Total Return Bond Fund	December 28, 2001

*                                         Committed until the Fund or AIM requests and receives the approval of the Fund’s Board to remove or amend such fee waiver.  Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

AIM SECTOR FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Energy Fund	November 25, 2003
AIM Financial Services Fund	November 25, 2003
AIM Gold & Precious Metals Fund	November 25, 2003
AIM Leisure Fund	November 25, 2003
AIM Technology Fund	November 25, 2003
AIM Utilities Fund	November 25, 2003

AIM STOCK FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Dynamics Fund	November 25, 2003
AIM S&P 500 Index Fund	November 25, 2003

AIM SUMMIT FUND

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM Summit Fund	July 24, 2000

AIM TAX-EXEMPT FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM High Income Municipal Fund	June 1, 2000
AIM Tax-Exempt Cash Fund	June 1, 2000
AIM Tax-Free Intermediate Fund	June 1, 2000

AIM TREASURER’S SERIES TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

Premier Portfolio	November 25, 2003
Premier Tax-Exempt Portfolio	November 25, 2003
Premier U.S. Government Money	November 25, 2003
Portfolio

*                                         Committed until the Fund or AIM requests and receives the approval of the Fund’s Board to remove or amend such fee waiver.  Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

AIM VARIABLE INSURANCE FUNDS

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

AIM V.I. Basic Balanced Fund	May 1, 2000
AIM V.I. Basic Value Fund	September 10, 2001
AIM V.I. Capital Appreciation Fund	May 1, 2000
AIM V.I. Capital Development Fund	May 1, 2000
AIM V.I. Core Equity Fund	May 1, 2000
AIM V.I. Diversified Income Fund	May 1, 2000
AIM V.I. Dynamics Fund	April 30, 2004
AIM V.I. Financial Services Fund	April 30, 2004
AIM V.I. Global Health Care Fund	April 30, 2004
AIM V.I. Global Real Estate Fund	April 30, 2004
AIM V.I. Government Securities Fund	May 1, 2000
AIM V.I. High Yield Fund	May 1, 2000
AIM V.I. International Growth Fund	May 1, 2000
AIM V.I. Large Cap Growth Fund	September 1, 2003
AIM V.I. Leisure Fund	April 30, 2004
AIM V.I. Mid Cap Core Equity Fund	September 10, 2001
AIM V.I. Money Market Fund	May 1, 2000
AIM V.I. Small Cap Equity Fund	September 1, 2003
AIM V.I. Technology Fund	April 30, 2004
AIM V.I. Utilities Fund	April 30, 2004

SHORT-TERM INVESTMENTS TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

Government & Agency Portfolio	June 1, 2000
Government TaxAdvantage Portfolio	June 1, 2000
Liquid Assets Portfolio	June 1, 2000
STIC Prime Portfolio	June 1, 2000
Treasury Portfolio	June 1, 2000

TAX-FREE INVESTMENTS TRUST

FUND	EFFECTIVE DATE	COMMITTED UNTIL*

Tax-Free Cash Reserve Portfolio	June 1, 2000

*                                         Committed until the Fund or AIM requests and receives the approval of the Fund’s Board to remove or amend such fee waiver.  Such commitments are evergreen until amended and apply to each Portfolio of a Fund.